                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): May 24, 2012

                               OROFINO GOLD CORP.
             (Exact name of registrant as specified in its charter)

          Nevada                    333-152356                    98-0453936
(State or other Jurisdiction       (Commission                  (IRS Employer
     of Incorporation)             File Number)              Identification No.)

                              93-B342 Xinliu Stree
                               Zhong Shan District
                              Dalian 116001, China
                    (Address of principal executive offices)

                              011 86 411 82 72 6933
              (Registrant's telephone number, including area code)

                                   Carrera 40
                                   No. 10A-65
                                Barrio El Poblado
                               Medellin, Colombia
          (Former name or former address if changed since last report)

Check  the  appropriate  box  below  if the  Form  8-K  filing  is  intended  to simultaneously  satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))
ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On May 25, 2012,  Orofino Gold Corp.  (ORFG) (the  "Registrant")  issued a press release  containing  its results of operations  for the  three-month  period and six-month  period ended November 30, 2011. The Registrant also included  certain financial  information  regarding  stockholders'  equity  and cash  flows  since inception  (April 12, 2005).  All such information is unaudited and has not been reviewed by an independent  public  accounting firm. A copy of the press release and the financial information is attached to this Form 8-K.

The  Registrant  did not file its Annual  Report on Form 10-K for the year ended
May 31, 2011 with the Securities and Exchange  Commission (the  "Commission") by
the  required due date of August 29, 2011.  Registrant's  Annual  Report on Form
10-K for the year  ended May 31,  2010,  filed on  September  7,  2010,  did not contain audited financial statements. In addition, the Quarterly Reports on Form
10-Q for the fiscal  quarters  ended  August 31, 2010,  November  30, 2010,  and
February 28, 2011, filed by Registrant on October 15, 2010, January 20, 2011 and
April 14, 2011, respectively,  did not contain financial information reviewed by an independent  public accounting firm. As a result,  these reports did not meet the  reporting  requirements  of the rules and  regulations  promulgated  by the
Commission.

As reported in its Annual  Report on Form 10-K for the year ended May 31,  2010,
Registrant is a development stage company that has generated minimal revenues to date and has not been able to sustain profitability. Registrant has been able to continue  operations as a result of cash  provided by loans to  Registrant  from various third parties to fund its operations.  These loans are unsecured,  to be repaid on demand,  are convertible into shares of common stock of the Registrant in lieu of payment, and bear interest at a rate of 10% starting on June 1, 2010.
The loans have not provided  Registrant with sufficient funds to meet all of its operating obligations. Therefore, Registrant has not had the financial resources necessary to retain an independent  public  accounting  firm to review and audit its financial  statements as contained in the  referenced  Quarterly  Reports on
Form 10-Q or the Annual Report on Form 10-K as applicable.

Registrant continues to be challenged by the current economic environment in its efforts  to raise  additional  funds for  operations.  As a  result,  it is only beginning  the process of preparing  its Annual Report on Form 10-K for the year ended May 31,  2011.  Registrant  intends to  prepare  the  Annual  Report  with expanded  financial and other  disclosures  in lieu of filing a separate  Annual
Report on Form 10-K for the fiscal years ended May 31, 2010,  2011 and 2012, and
Quarterly  Reports on Forms 10-Q for each of the  Registrant's  fiscal  quarters commencing with the fiscal quarter ended August 31, 2009, subject to approval of such intent by the Commission.

ITEM 2.03 CREATION OF A DIRECT  FINANCIAL  OBLIGATION OR AN OBLIGATION  UNDER AN
          OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

In January 2011, the Company, by resolutions of its Board of Directors, approved the issuance of a total of  US$752,571.65  of 10% Convertible  Promissory  Notes
(the  "Convertible  Notes").  The Convertible  Notes were issued to fund general corporate  expenses and provide  capital for the  acquisition and maintenance of the  Company's  mining  concessions  and are secured by all of the assets of the
Company.  The Convertible Notes are convertible into restricted shares of common stock,  par value $0.001 per share (the "Common  Stock") of the Company,  at the rate of US$0.0075 per share. The Convertible  Notes bear interest at the rate of ten  percent  (10%) per annum and are due and  payable in full on  February  28,
2011, unless sooner converted by the holder of the Convertible Note in to shares of Common Stock.  All of the Convertible  Notes were issued on January 18, 2011, effective  as of August 31, 2010 or January 18, 2011 as indicated in each of the
Convertible Notes. At January 18, 2011, the Convertible Notes were issued to the holders indicated in the following table effective as of the dates indicated and in the amounts set forth opposite their respective names.

Name of Holder                     Effective Date                    Face Amount
--------------                     --------------                    -----------
James Forward                      August 30, 2010                 US$472,894.50
                                   January 18, 2011                   118,771.94

Capiscum Verte Ltd. (1)            August 30, 2010                     64,912.06
                                   January 18, 2011                     2,493.53

Capiscum Management Corp.          August 30, 2010                     38,043.28
                                   January 18, 2011                     6,471.93

Orofino Capital Corp. (2)          August 30, 2010                     47,159.76
                                   January 18, 2011                     1,824.65
                                                                   -------------

TOTAL                                                              US$752,571.65
                                                                   =============

----------
(1)  Capiscum Verte Ltd. is a limited liability company formed under the laws of the Turks & Caicos Islands and is indirectly controlled by Integra Ltd., an unaffiliated entity organized under the laws of the Turks & Caicos Islands.
(2)  Orofino Capital Corp. is a British Columbia,  Canada corporation controlled by Terry Kirby and Arshad Shah, both citizens of Canada.

Pursuant to an Agreement for Purchase and Sale of  Convertible  Promissory  Note
dated January 24, 2011,  James Forward sold to Desert Area  Investments,  LLC, a
Colorado limited liability company ("DAI"), US$382,500.00 of the debt obligation of the  Company  evidenced  by that  certain  Convertible  Note in the amount of
US$472,894.50  (the  "Forward  Convertible  Note")  for  cash  consideration  of
US$100,000.00   payable  in  installments  as  follows:  (i)  US$15,000.00  upon execution of the agreement;  (ii) US$15,000.00 on or before March 4, 2011; (iii)
US$15,000.00  on or before August 5, 2011,  plus  interest  accrued to that date calculated at the rate of 6% in the amount of US$2,100.00; and (iv) US$55,000.00 on or before  January 24, 2012,  plus  accrued  interest of  US$1,650.000.  Upon payment of the purchase  price in full, DAI has the right to convert it interest into  shares of the Common  Stock at the rate of $0.0075  per share  (51,000,000 shares).  Pursuant to the terms of the agreement,  as security for full payment,
Mr. Forward  continues to hold the Forward  Convertible  Note until such time as
DAI pays all consideration due under the agreement.  At the time of this filing,
DAI is in default  under the agreement as it has failed to make the payments due on August 5, 2011 and January 24, 2012. As a result, DAI is in default under the purchase and sale  agreement,  penalty  interest at the rate of 10% per annum is accumulating  on the  unpaid  portion of the  purchase  price,  and Mr.  Forward continues to hold the Forward Convertible Note.

On February 3, 2011, Mr. Forward entered into a Purchase and Sale of Convertible
Promissory  Note  pursuant  to which he sold  US$41,250  of the debt  obligation evidenced by the Forward  Convertible Note for cash  consideration of US$30,000, which  amount was paid on or before  April 1, 2011,  to Desert  Area Gold Group,
LLC, an entity  affiliated  with the  principals of DAI.  Desert Area Gold Group converted the debt obligation into 5,500,000 shares of Common Stock on April 11,
2011.

Pursuant  to two  separate  Agreements  for  Purchase  and  Sale of  Convertible
Promissory Note each dated March 1, 2011, Orofino Capital Corp. sold US$8,550.00 face amount of debt evidenced by its Convertible  Note issued  effective  August
30, 2010 to each of Messrs.  Terry Kirby and Arshad Shah for US$8,550 payable on or before  December  31, 2011.  Such amount has been paid in full.  As a result, each of Messrs.  Kirby and Shah had the right to convert the debt  evidenced  by the purchased right into 1,140,000 shares of Company Common Stock.

On March 8,  2011,  Capiscum  Verte  Ltd.  sold  portions  of its  rights in the
Convertible  Notes  described in the table above to the  individuals  and in the amounts set forth below in consideration for the payment set forth below.

                                   Amount of         Number of Shares of Common
Name of Purchaser (1)          Convertible Debt    Stock upon Conversion of Note
---------------------          ----------------    -----------------------------
Montana Moon Ltd.                  US$22,500                3,000,000

Rizzoli Investments Ltd.           US$22,500                3,000,000

Shades of Glory Ltd.               US$ 7,500                1,000,000

----------
(1)  Each of these  entities are limited  liability  companies  formed under the laws of the Turks & Caicos  Islands  controlled by Grand Palm Ltd., a trust company  established  under the laws of the Turks & Caicos  Islands for the benefit of unaffiliated third parties.

On March 8, 2011,  James  Forward  sold  portions  of the rights in the  Forward
Convertible  Note to the  individuals  and in the  amounts  set  forth  below in consideration for the payment set forth below.

                                   Amount of         Number of Shares of Common
Name of Purchaser              Convertible Debt    Stock upon Conversion of Note
-----------------              ----------------    -----------------------------
Amalgamative Market                US$37,500                5,000,000
Group, LLC (1)

Doubletree Partners II, LLC (2)    US$37,500                5,000,000

LPWC, LLC (2)                      US$37,500                5,000,000

Scari Holdings,LLC (2)             US$37,500                5,000,000

Rodeo Drive, Ltd. (3)              US$15,000                2,000,000

----------
(1)  a limited liability company formed under the laws of the State of Colorado, which is controlled by a non-affiliate of Mr. Forward.
(2)  a limited  liability company formed under the laws of the State of Arizona, in each case controlled by non-affiliates of Mr. Forward.
(3)  a limited  liability  company  formed  under the laws of the Turks & Caicos
     Islands  controlled by Grand Palm Ltd., a trust company  established  under the laws of the Turks & Caicos  Islands  for the  benefit  of  unaffiliated third parties.

As a result of the  transactions  described in the previous  paragraphs  of this
"Item 2.03 - Creation of a Direct Financial Obligation or an Obligation under an
Off-Balance Sheet Arrangement of a Registrant" and the transactions described in
"Item 3.02 - Unregistered  Sales of Equity  Securities"  whereby  certain of the rights in the Convertible Notes were converted to shares of the Company's Common
Stock,  the total face amount of  Convertible  Notes  remaining  outstanding  is
US$442,121.65.  This remaining amount is convertible into shares of Common Stock at the rate of US$0.0075 per share, or 58,949,553 shares of Common Stock.

In December 2011, Mr.  Forward  loaned  US$200,000.00  to the Company for use as working  capital to meet certain  obligations of the Company.  In February 2012,
Mr.  Forward  loaned an  additional  US$152,130  to the Company  for  additional working capital.  These amounts are recorded as debt on the books of the Company and are to be evidenced by a non-convertible  unsecured  promissory note bearing interest at the rate of 10% per annum.

ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES.

On March 8, 2011, the Company issued 24,000,000 restricted shares at $0.015 each to Grove Street Path Inc., a Panamanian  corporation ("Grove Street"),  in order to satisfy  contractual  obligations  between the Company and Grove  Street with respect to an option to purchase the rights to four mineral  concessions located in  Colombia  held by Grove  Street.  See "Item 8.01 - Other  Events"  below for
additional   information   regarding  the  Company's  rights  to  these  mineral
concessions.  Grove  Street is  controlled  by Clear Blue  Investments  Ltd.,  a
Panamanian company and Mr. Herminio Duarte, an unaffiliated third-party.

On  March  8,  2011,  each of  Messrs.  Kirby  and Shah  delivered  a Notice  of
Conversion to the Company to exercise their  respective  rights  pursuant to the terms of each of the Agreement for Purchase and Sale of  Convertible  Promissory
Note  described  above  under  "Item  2.03  -  Creation  of a  Direct  Financial
Obligation  or  an  Obligation  under  an  Off-Balance  Sheet  Arrangement  of a
Registrant".  On the same date, the Company  directed its Stock Transfer  Agent,
Island Stock Transfer,  to issue share  certificates  representing  1,140,000 to each of Messrs. Kirby and Shah.

On March 8, 2011, each of Montana Moon Ltd., Rizzoli Investments Ltd. and Shades
of Glory Ltd.  delivered  Notices of Conversion to the Company to exercise their respective rights to convert the debt evidenced by their respective interests in the  Convertible  Notes  described above under "Item 2.03 - Creation of a Direct
Financial  Obligation or an Obligation under an Off-Balance Sheet Arrangement of a  Registrant"  into  shares of Common  Stock.  On the same  date,  the  Company directed  its Stock  Transfer  Agent,  Island  Stock  Transfer,  to issue  share certificates representing 3,000,000,  3,000,000 and 1,000,000 to each of Montana
Moon Ltd., Rizzoli Investments Ltd. and Shades of Glory Ltd.,  respectively.  In addition, on March 8, 2011, Capiscum Verte Ltd. delivered a Notice of Conversion to the Company  requesting the conversion of US$12,750 of the  Convertible  Debt which it holds into  1,700,000  shares of Common  Stock.  On the same date,  the
Company directed its Stock Transfer Agent, Island Stock Transfer, to issue share certificates representing 1,700,000 shares to Capiscum Verte, Ltd.

On March 8, 2011, each of Amalgamative  Market Group, LLC,  Doubletree  Partners
II, LLC, LPWC, LLC, Scari Holdings,  LLC and Rodeo Drive, Ltd. delivered Notices of  Conversion  to the Company to exercise  their  respective  rights to convert their  rights in the  Convertible  Notes  described  above  under  "Item  2.03 -
Creation of a Direct Financial  Obligation or an Obligation under an Off-Balance
Sheet  Arrangement  of a Registrant"  into shares of Common  Stock.  On the same date, the Company directed its Stock Transfer Agent,  Island Stock Transfer,  to
issue share certificates representing 5,000,000, 5,000,000, 5,000,000, 5,000,000 and 2,000,000 to each of Amalgamative Market Group, LLC, Doubletree Partners II,
LLC, LPWC,  LLC, Scari Holdings,  LLC and Rodeo Drive,  Ltd.,  respectively.  In addition,  on March 8, 2011, Mr. Forward delivered a Notice of Conversion to the
Company  requesting the conversion of US$21,750 of the Convertible Debt which it holds into  2,900,000  shares of Common  Stock.  On the same date,  the  Company directed  its Stock  Transfer  Agent,  Island  Stock  Transfer,  to issue  share certificates representing 2,900,000 shares to Capiscum Verte, Ltd.

On March 28, 2011, the Company issued 5,000,000  warrants to an affiliate of DAI at $0.10 each for total cash  consideration  of  $500,000.  The  warrants may be exercised to purchase  5,000,000 shares at $1.00 each until December 31, 2012 or may be  surrendered  for the receipt of 2,500,000  restricted  shares.  The cash proceeds from the sale of the warrants was used by the Company to fund marketing and other expenses incurred by the Company in 2011.

On August 23, 2011, the Company issued 550,000 restricted shares at $0.0075 each to  two  unaffiliated  parties  pursuant  to the  exercise  of  US$4,125  of the
Convertible Notes held by Mr. Forward.  This amount of the Convertible Notes was assigned to each of the two parties in  satisfaction  of  obligations  among the parties.

ITEM 5.02  DEPARTURE OF DIRECTORS OR CERTAIN  OFFICERS;  ELECTION OF  DIRECTORS;
           APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN
           OFFICERS.

On May 24,  2012,  the Board of  Directors  of the Company  accepted  the verbal resignation of Alfonso Calderon as Chief Executive  Officer and President of the
Company.  The Board of Directors  appointed  Mr. Ning Shi Long as President  and
Chief  Executive  Officer  to replace  Mr.  Calderon.  Mr.  Long has served as a director of the Company since 2010 and is a principal shareholder in the Company holding  30,000,000  shares  of  the  Company's  Common  Stock.  Mr.  Long  is a professional software engineer who has led an experienced team in developing and operating  specified  information  and data  systems for the past 12 years.  His
company  has   designed   and   successfully   commissioned   over  20  software
installations at local and national organizations throughout China.

On May 24, 2012,  the Board of Directors also approved the hiring of Jia Song as
Chief  Financial  Officer of the  Company.  Ms.  Song is a  graduate  of Dongbei
University of Finance and Economics (DUFE) with a degree in accounting. She also holds a Master's Degree in Accounting  from DUFE.  While  matriculating  for her
Master's Degree,  she interned for Dalian Dajiu Wine Selling Co. Ltd. and Dalian
Zhengan  Certified  Public  Accountants.  She has also passed three parts of the certified public accounting exam. Ms. Song starts her employment  effective June
1, 2012. The Company has not entered into an employment agreement with Ms. Song.

ITEM 8.01 OTHER EVENTS.

On November 24, 2010,  the Company  entered into an Option  Agreement with Grove
Street  pursuant to which the  Company  obtained an  exclusive  and  irrevocable option to acquire all of Grove Street's undivided 80% beneficial interest in and to the mineral concession in the Department of Bolivar,  Colombia known as 14305
(also referred to as the "San Carlos Concession"). The Company also acquired the right during the term of the Option to act in Grove Street's name and stead with respect to all matters  connected to the San Carlos  Concession  and to enter on the property to conduct geological  reconnaissance and testing,  exploration and development  work. The aggregate  consideration for the option includes payments in cash in  installments  of  US$25,000  on or  before  January  31,  2011,  and additional  US$50,000 on or before February 28, 2011, an additional US$50,000 on or before  March 31, 2011,  and an  additional  US$200,000  on or before June 1,
2011.  In addition to the cash  payments,  the Company is  obligated  to deliver
11,000,000  million  shares  of the  Common  Stock of the  Company  as  follows:
6,000,000  shares of Common Stock on or before March 31, 2011 (which  amount was delivered on March 8, 2011); 2,500,000 shares of Common Stock on or before March
31, 2012; and 2,500,000  shares of Common Stock on or before  December 31, 2012.
In addition,  the Company is to pay Grove Street a 3% "net smelter  return",  as calculated in accordance with Exhibit B to the Option  Agreement.  Upon complete payment  of all  consideration  due,  the  option  will be  deemed  to have been automatically exercised.

On November 24, 2010,  the Company  entered into a second Option  Agreement with
Grove Street to obtain an  exclusive  and  irrevocable  option to acquire all of
Grove Street's  undivided 80% beneficial  interest in the mineral  concession in the  Department  of Bolivar,  Colombia  known as 12033 (also  referred to as the
"Culoalzao  Concession").  This  Option  Agreement  is  identical  to the Option
Agreement with respect to the San Carlos Concession.

Grove Street's rights to the Culoalzao  Concession and the San Carlos Concession
were the result of an Option Agreement  between Grove Street and Compania Minera
Los Mates  S.A.S.,  a  simplified  stock  company  (or  "sociedad  por  acciones simplificada")  formed under the laws of the country of Colombia  ("Los Mates").
Los Mates  holds  its  rights to each of the  Culoalzao  Concession  and the San
Carlos  Concession  pursuant to the terms of a contract dated November 24, 2010, with the owners of the land on which the concessions are located, as evidence by their  rights  granted  by the  Secretary  of Mines  and  Energy of the State of
Bolivar, Colombia. The contract requires the payment of a total of 2,100,000,000
Colombian pesos (US$1,050,000 at the exchange rate on May 24, 2012) due prior to the end of each six month period after the  effective  date of the  agreement as follows:

Timing of Payment                                      Amount in Colombian Pesos
-----------------                                      -------------------------
Prior to end of first six months                              100,000,000.00
Prior to end of second six months                             200,000,000.00
Prior to end of third six months                              300,000,000.00
Prior to end of fourth six months                             400,000,000.00
Prior to end of fifth six months                              500,000,000.00
Prior to end of sixth six months                              600,000,000.00
                                                            ----------------

TOTAL                                                       2,100,000,000.00
                                                            ================

Title to the Culoalzao  Concession has been transferred to Los Mates pursuant to the terms of the agreement between Los Mates and the property owners.  The title to the San Carlos Concession is still pending due to a government  moratorium on the transfer of mineral concession rights by the Colombian national  government.
This moratorium is expected to continue through 2012.

In addition to the  concessions  described  above,  the Company holds options to acquire rights in an additional two  concessions.  In November 2010, the Company entered into an Option  Agreement with Grove Street to acquire its rights to two additional mineral  concessions in the Department of Bolivar,  Colombia known as
JCP-08354X (the "Rio Viejo Concession") and JGF-09412 (the "La Azul Concesson").
Each of these option  agreements had the same terms as those described above for the Culoalzao Concession and the San Carlos Concession.

As  disclosed  in the  Company's  Form 8-K  filed on April  20,  2011,  which is incorporated  herein by reference for all purposes,  the Company amended each of the four option  agreements  with Grove Street on April 18, 2011 by executing an
Amended  Option  Agreement  related to all four mineral  concessions  located in
Colombia.  The Amended Option Agreement  revised the payment terms due under the existing four option agreements for aggregate consideration as follows:

                                Cash Payment Due
Payment Date                      (US Dollars)             Stock Issuance
------------                      ------------             --------------
November 30, 2010                $  5,000 (paid)
January 31, 2011                 $100,000 (paid)
March 31, 2011                   $150,000 (paid)             24,000,000 (issued)
April 18, 2011                   $ 50,000 (paid)
Every six  months starting
 October 1, 2011 (1)             $ 900,000
March 31, 2012                                               10,000,000
December 31, 2012                                            10,000,000

----------
(1)  May be paid one-half by way of issuing  restricted Common Stock at a 10-day average trading price at the option of the Company.

Due to the Company's financial condition, it was unable to make the cash payment due to Grove Street on October 1, 2011.

On December 23 2011,  the  Company's  Board of  Directors  authorized  a further amendment to the Amended  Option  Agreement  dated April 18,  2011,  whereby the
Company  would  release  its option to acquire  Grove  Street's  interest in the
Culoalzao  Concession  and the San  Carlos  Concession.  The  reasons  for  this decision was the poor financial condition of the Company, the belief that the La
Azul  Concession  and the Rio  Viejo  Concession  could be more  productive  and economical for the Company, the fact that Los Mates has excellent  relationships with the artisanal miners on the La Azul  Concession,  and the fact that the Rio
Viejo Concession has strong geology and is relatively  unexplored.  As a result, the Company  entered into an Amended Option  Agreement with Grove Street further amending the Amended Option  Agreement dated April 18, 2011. This Amended Option
Agreement  revised the prior Amended Option Agreement by extending the rights of the Company to acquire  Grove  Street's  undivided  80%  interest in the La Azul
Concession  and Rio Viejo  Concession  and  eliminating  the Company's  previous agreements to acquire the Culoalzao  Concession  and the San Carlos  Concession.
The payment  terms were also  modified so that the Company is  obligated to make cash  payments  of  US$450,000  every six  months  starting  July 1, 2012 and to deliver  10,000,000  shares of Common  Stock on or before each of March 31, 2012 and  December  31,  2012.  The  remainder  of the terms of the  original  Option
Agreement  with  respect  to each of the La Azul  Concession  and the Rio  Viejo
Concession remain in place.

In February 2012,  Michael James, a United  States-based  geologist working as a consultant  to the  Company in the State of Bolivar,  Colombia,  issued a report regarding the Rio Viejo Concession and the potential  "epithermal  deposit" near
Rio Viejo, Bolivar, Colombia. The Rio Viejo Concession is in the San Lucas Range
of the southern Bolivar Department. It is approximately 880 hectares in area and covers a group of broad low hills located  between San Pablo and Norosi  Creeks.
See  Figures 1 and 2 of the  report,  which is filed as an  exhibit to this Form
8-K, for further information on the location of the concession and the epthermal deposit. This area is reasonably accessible when compared with other potentially productive  concessions  as it is  served  by  paved  road and  accessed  by the
Magdalena River.  Electricity has recently been pulled to parts of the area. The report  concludes  that  "preliminary  and  photogeologic  conditions  offer the

possibility that a hidden porphyry might exist beneath the [concession]."  Based on this information and other geological  surveys and explorations  performed by the  Company,  its  primary  focus is on the Rio  Viejo  Concession  for  future development.

On March 1, 2012,  the  Company  and Grove  Street  further  amended the Amended
Option  Agreement  dated  December 23, 2011 to eliminate  the  obligation of the
Company to deliver any shares of Common  Stock to Grove  Street.  The Company is still  obligated to deliver  US$450,000  every six months  commencing on July 1,
2012.

ITEM 9.01 FINANCIAL STATEMENT AND EXHIBITS.

*Exhibit 4.1 -   10%  Convertible  Promissory Note issued by Registrant to James
                 Forward,  as Holder,  in the principal  amount of US$472,894.50 dated  January  18, 2010 (sic) but  effective  as of August 30,
                 2010.

*Exhibit 4.2 -   10%  Convertible   Promissory  Note  issued  by  Registrant  to
                 Capiscum  Verte Ltd.,  as Holder,  in the  principal  amount of
                 US$64,912.06  dated  January 18, 2010 (sic) but effective as of
                 August 30, 2010.

*Exhibit 4.3 -   10%  Convertible   Promissory  Note  issued  by  Registrant  to
                 Capiscum  Management  Corp., as Holder, in the principal amount of  US$38,043.28  dated January 18, 2010 (sic) but effective as of August 30, 2010.

*Exhibit 4.4 -   10% Convertible Promissory Note issued by Registrant to Orofino
                 Capital  Corp.,   as  Holder,   in  the  principal   amount  of
                 US$47,159.76  dated  January 18, 2010 (sic) but effective as of
                 August 30, 2010.

*Exhibit 4.5 -   10%  Convertible  Promissory Note issued by Registrant to James
                 Forward,  as Holder,  in the principal  amount of US$118,771.94 dated  January 18, 2010 (sic) but  effective  as of January 18,
                 2011.

*Exhibit 4.6 -   10%  Convertible   Promissory  Note  issued  by  Registrant  to
                 Capiscum  Verte Ltd.,  as Holder,  in the  principal  amount of
                 US$2,493.53  dated  January 18, 2010 (sic) but  effective as of
                 January 18, 2011.

*Exhibit 4.7 -   10%  Convertible   Promissory  Note  issued  by  Registrant  to
                 Capiscum  Management  Corp., as Holder, in the principal amount of US$6,471.93 dated January 18, 2010 (sic) but effective as of
                 January 18, 2011.

*Exhibit 4.8 -   10% Convertible Promissory Note issued by Registrant to Orofino
                 Capital  Corp.,   as  Holder,   in  the  principal   amount  of
                 US$1,834.65  dated  January 18, 2010 (sic) but  effective as of
                 January 18, 2011.

 Exhibit 10.1 -  Amended  Option  Agreement  dated April 18, 2011 by and between
                 Registrant  and  Grove  Street  Path  Inc.   (incorporated   by
                 reference  to the  Registrant's  Form 8-K filed April 20, 2011,
                 SEC File Number 333-152356).

*Exhibit 10.2 -  Option  Agreement  dated  November  13,  2010  by  and  between
                 Registrant  and  Grove  Street  Path  Inc.   regarding  mineral
                 concessions JCP-08354X.

*Exhibit 10.3 -  Option  Agreement  dated  November  13,  2010  by  and  between
                 Registrant  and  Grove  Street  Path  Inc.   regarding  mineral
                 concessions JGF-09412.

*Exhibit 10.4 -  Option  Agreement  dated  November  24,  2010  by  and  between
                 Registrant  and  Grove  Street  Path  Inc.   regarding  mineral
                 concession 14305.

                                       8
*Exhibit 10.5 -  Option  Agreement  dated  November  24,  2010  by  and  between
                 Registrant  and  Grove  Street  Path  Inc.   regarding  mineral
                 concession 12033.

*Exhibit  10.6 - Amended Option Agreement dated December 23, 2011 by and between
                 Registrant and Grove Street Path Inc.

*Exhibit 10.7 -  Amended  Option  Agreement  dated  March 1, 2011 by and between
                 Registrant and Grove Street Path Inc.

*Exhibit 99.1 -  License  JCP-08354X,  Potential  Epithermal  Deposit  Near  Rio
                 Viejo, Bolivar, Colombia by Michael James dated February 2012.

*Exhibit 99.2 -  Press Release dated May 25, 2012, releasing unaudited financial statements  of the Company  for the  three-month  period  ended
                 November 30, 2011 and for the six-month  period ended  November
                 30, 2011.

----------
*    Filed herewith

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the  Registrant  has duly  caused  this report to be signed on its behalf by the undersigned hereunto duly authorized.

Orofino Gold Corp.

By: /s/ Ning Shi Long
    --------------------------------------
    Ning Shi Long,
    President and Chief Executive Officer

Dated: May 25, 2012